UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 1, 2004

Trimeris, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23155	56-1808663
(Commission File Number)	(IRS Employer Identification No.)

3518 Westgate Drive, Suite 300, Durham, North Carolina	27707
(Address of Principal Executive Offices)	(Zip Code)

(919) 419-6050

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On November 1, 2004, Trimeris, Inc. and Hoffman La-Roche, Inc. issued a joint press statement with respect to the results of the RESIST study presented at the 44th Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC). The press statement is attached hereto as Exhibit 99.1.

The information in this Form 8-K and any attachments may contain forward-looking information about the Registrant’s financial results and business prospects that involve substantial risks and uncertainties. These statements can be identified by the fact that they use words such as “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning. Among the factors that could cause actual results to differ materially are the following: there is uncertainty regarding the success of research and development activities, regulatory authorizations and product commercializations; the results of our previous clinical trials are not necessarily indicative of future clinical trials; and our drug candidates are based upon novel technology, are difficult and expensive to manufacture and may cause unexpected side effects. For a detailed description of these factors, see Trimeris’ Form 10-K filed with the Securities and Exchange Commission on March 12, 2004 and its periodic reports filed with the SEC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press statement dated November 1, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ STEVEN D. SKOLSKY
Steven D. Skolsky Chief Executive Officer

Dated November 4, 2004